                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 18, 1998
                                                           -------------



                            SLM FUNDING CORPORATION
                            ------------------------
                formerly known as SALLIE MAE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)
            (Originator of the Sallie Mae Student Loan Trust 1995-1,
                   the Sallie Mae Student Loan Trust 1996-1,
                       the SLM Student Loan Trust 1996-2,
                       the SLM Student Loan Trust 1996-3,
                       the SLM Student Loan Trust 1996-4,
                       the SLM Student Loan Trust 1997-1
                       the SLM Student Loan Trust 1997-2,
                       the SLM Student Loan Trust 1997-3,
                       the SLM Student Loan Trust 1997-4,
                       the SLM Student Loan Trust 1998-1
                     and the SLM Student Loan Trust 1998-2)


Delaware           33-95474/333-2502/333-24949/333-44465   23-2815650
--------           -------------------------------------   ----------
(State or other    (Commission File                        (I.R.S. employer
Jurisdiction of    Numbers)                                Identification No.)
Incorporation)



                             777 Twin Creek Drive
                             Killeen, Texas 76543
                             --------------------
                   (Address of principal executive offices)

                Registrant's telephone number:  (817) 554-4500



                                  Page 1 of 6
                        Exhibit Index appears on Page 5
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Item 5.   Other Events
          ------------

          On June 10, 1998, the following agreements were executed and delivered by the respective parties thereto: (a) the Pricing Agreement relating to the Student Loan-Backed Notes, dated June 10, 1998, by and among SLM Funding Corporation ("SLM Funding"), the Student Loan Marketing Association ("Sallie Mae"), Morgan Stanley & Co. Incorporated (the "Underwriters"), on behalf of each of the underwriters named in Schedule 1 thereto; (b) the Pricing Agreement relating to the Student Loan-Backed Certificates, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto: (c) the Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto; and (d) the Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in
Schedule 1 thereto.

          On June 1 or June 18, 1998, the following agreements were executed and delivered by the respective parties thereto: (a) the Purchase Agreement, dated as of June 18, 1998, by and among SLM Funding, Chase Manhattan Bank Delaware, not in its individual capacity but solely as interim eligible lender trustee (the "Interim Eligible Lender Trustee"), and Sallie Mae; (b) the Trust Agreement, dated as of June 1, 1998, by and between SLM Funding and Chase Manhattan Bank Delaware, not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"); (c) the Indenture, dated as of June 1, 1998 (the "Indenture"), by and among the SLM Student Loan Trust 1998-2 (the "Trust"), the Eligible Lender Trustee, and Bankers Trust Company, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee"); (d) the Sale Agreement, dated as of June 18, 1998, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, Sallie Mae Servicing Corporation (the "Servicer"), SLM Funding and the Indenture Trustee; (e) the Administration Agreement Supplement, dated as of June 18, 1998, by and among the Trust, Sallie Mae, the Eligible Lender Trustee, the Servicer, SLM Funding and the Indenture Trustee; (f) the Servicing Agreement, dated as of June 18, 1998, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee; and (g) the Paying Agent Agreement, dated June 18, 1998, by and among the Eligible Lender Trustee, Bankers Trust Company (the "Agent"), and Student Loan Marketing Association (the "Administrator").


                                  Page 2 of 6
                        Exhibit Index appears on Page 5
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Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
          -----------------------------------------------------------------

          (c)  Exhibits

               1.1 Pricing Agreement relating to the Student Loan-Backed Notes, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

               1.2 Pricing Agreement relating to the Student Loan-Backed Certificates, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

               1.3 Underwriting Agreement relating to the Student Loan-Backed Notes, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

               1.4 Underwriting Agreement relating to the Student Loan-Backed Certificates, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named in Schedule 1 thereto.

               4.1 Trust Agreement, dated as of June 1, 1998 by and between SLM Funding and the Eligible Lender Trustee.

               4.2 Indenture, dated as of June 1, 1998, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

               99.1 Purchase Agreement, dated as of June 18, 1998, by and among SLM Funding, the Interim Eligible Lender Trustee and Sallie Mae.

               99.2 Sale Agreement, dated as of June 18, 1998, by and among SLM Funding, the Interim Eligible Lender Trustee, the Eligible Lender Trustee and the Trust.

               99.3 Administration Agreement Supplement, dated as of June 18, 1998, by and among the Trust, Sallie Mae, SLM Funding, the Eligible Lender Trustee, the Servicer and the Indenture Trustee.

               99.4 Servicing Agreement, dated as of June 18, 1998, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

               99.5 Paying Agent Agreement, dated June 18, 1998, by and among the Eligible Lender Trustee, the Agent, and the Administrator.

                                  Page 3 of 6
                        Exhibit Index appears on Page 5

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 25, 1998

                                    SLM FUNDING CORPORATION


                                    By: /s/ WILLIAM M.E. RACHAL, JR.
                                        ----------------------------
                                    Name:  William M.E. Rachal, Jr.
                                    Title: Treasurer and Controller


                                  Page 4 of 6
                        Exhibit Index appears on Page 5
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                                INDEX TO EXHIBIT
                                ----------------

                                                                    Sequentially
         Exhibit                                                    Numbered
         Number          Exhibit                                    Page
         ------          -------                                    ----

          1.1 Pricing Agreement relating to Student-Loan Backed Notes, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on the Schedule 1 thereto.

          1.2 Pricing Agreement relating to Student-Loan Backed Certificates, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on Schedule 1 thereto.

          1.3 Underwriting Agreement relating to Student-Loan Backed Notes, dated June 10, 1998, by and among SLM Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on Schedule 1 thereto.

          1.4 Underwriting Agreement relating to Student-Loan Backed Certificates, dated
                         June 10, 1998, by and among SLM Funding
                         Funding, Sallie Mae and the Underwriters, on behalf of each of the underwriters named on
                         Schedule 1 thereto.

          4.1 Trust Agreement, dated as of June 1, 1998, by and between SLM Funding and the Eligible Lender Trustee.

          4.2 Indenture, dated as of June 1, 1998, by and among the Trust, the Eligible Lender Trustee and the Indenture Trustee.

          99.1           Purchase Agreement, dated as of June 18,
                         1998, by and among SLM Funding, the
                         Interim Eligible Lender Trustee and
                         Sallie Mae.

          99.2 Sale Agreement, dated as of June 18, 1998, by and among SLM Funding, the Interim
                         Eligible Lender Trustee and Sallie Mae.


                                  Page 5 of 6
                        Exhibit Index appears on Page 5

------------------------

                                                                   Sequentially
      Exhibit                                                      Numbered
      Number             Exhibit                                   Page
      ------             -------                                   ----

       99.3              Administration Agreement Supplement,
                         dated as of June 18, 1998, by and among
                         the Trust, Sallie Mae, the Eligible Lender
                         Trustee, the Servicer, SLM Funding and the
                         Indenture Trustee.

       99.4 Servicing Agreement, dated as of June 18, 1998, by and among the Servicer, Sallie Mae, the Trust, the Eligible Lender Trustee and the Indenture Trustee.

       99.5              Paying Agent Agreement, dated June 18,
                         1998, by and among the Eligible Lender
                         Trustee, the Agent, and the Administrator.



                                  Page 6 of 6
                        Exhibit Index appear on Page 5